Employee Severance Benefits	12 Months Ended
Dec. 31, 2025
Text Block [Abstract]
Employee Severance Benefits
19.
Employee Severance Benefits

In 2023, 2024 and 2025, employee severance benefits that were recorded as employee compensation under general and administrative expenses in the statements of comprehensive income were $1.4 million, $0.3 million and $0.5 million, respectively.

In 2023 and 2025, the employee severance benefits that were recorded under selling and marketing expenses in the statements of comprehensive income were $65 thousand and $55 thousand, respectively. The Company did not record employee severance benefits under selling and marketing expenses in 2024.

In 2025, the employee severance benefits that were recorded under cost of revenue were $76 thousand.